- ------------------------------------------------------------

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 1996


          EquiVantage Home Equity Loan Trust 1996-2
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)



    New York              33-99364        Application Pending
- ------------------    ----------------    -------------------
(State or Other       (Commission File     (I.R.S. Employer
   Jurisdiction of        Number)         Identification No.)
   Incorporation)

                                               77040
  c/o EquiVantage Acceptance Corp.         -------------------
    Attention:  John E. Smith                (Zip Code)
     13111 Northwest Freeway
          Houston, Texas
(Address of Principal Executive Offices)



     Registrant's telephone number, including area code
                        (713) 895-1957
                        -------------

                          No change
- -------------------------------------------------------------

(Former name or former address, if changed since last report)

- -------------------------------------------------------------

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     Item 5.  Other Events
              ------------

     Filing of Financial Guaranty Insurance Company
     Financials and Consent of Experts
     ----------------------------------------------

          The December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company that are included in the Prospectus Supplement of EquiVantage Home Equity Loan Trust 1996-2 Home Equity Loan Asset-Backed Certificates, Series 1996-2 dated May 16, 1996 have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.4.

          The December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company are attached hereto as Exhibit 99.3.


     Item 7.  Financial Statements and Exhibits
              ---------------------------------

              (c)     Exhibits

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


Exhibit No.           Description
- -----------           -----------

23.4 Consent of KPMG Peat Marwick LLP with respect to inclusion of the December 31, 1995 and 1994 financial statements of Financial Guaranty Insurance Company.

99.3                  Financial Guaranty Insurance Company
                      December 31, 1995 and 1994 Financials

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                                 SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                EQUIVANTAGE HOME EQUITY LOAN TRUST 1996-2

                By:  EquiVantage Acceptance Corp., as
                     Sponsor


                     By:  /s/ John E. Smith
                        ----------------------------
                        Name:    John E. Smith
                        Title:   President



Dated:  May 23, 1996
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                              Exhibit Index
                              -------------


                          Description of Exhibit
                          ----------------------


Exhibit No.           Description
- -----------           -----------



23.4                  Consent of KPMG Peat Marwick LLP with
                      respect to inclusion of the December
                      31, 1995 and 1994 financial statements
                      of Financial Guaranty Insurance Company.


99.3                  Financial Guaranty Insurance Company
                      December 31, 1995 and 1994 Financials